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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              March 9, 1999
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                           RJR NABISCO HOLDINGS CORP.
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               (Exact name of Registrant as Specified in Charter)

      Delaware                       1-10215                     13-3490602
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(State or Other Jurisdiction    (Commission File               (IRS Employer
      of Incorporation)              Number)                Identification No.)

                               RJR NABISCO, INC.
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               (Exact name of Registrant as Specified in Charter)

      Delaware                       1-6388                      56-0950247
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(State or Other Jurisdiction    (Commission File               (IRS Employer
      of Incorporation)              Number)                Identification No.)


                          1301 Avenue of the Americas
                               New York, New York                     10019
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code         (212) 258-5600
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

          On March 9, 1999, RJR Nabisco Holdings Corp. ("RJRN Holdings") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein, announcing, among other things, that its wholly-owned subsidiaries, RJR Nabisco, Inc. and R. J. Reynolds Tobacco Company ("RJRT"), had entered into a definitive agreement for the sale of the international tobacco business of RJRT and its subsidiaries to Japan Tobacco, Inc.

          RJRN Holdings also announced that its Board of Directors had approved a plan to distribute shares in its domestic tobacco business to RJRN Holdings' shareholders in the form of a tax-free spin-off transaction.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1     Press Release dated March 9, 1999.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RJR NABISCO HOLDINGS CORP.
                                            RJR NABISCO, INC.


                                            By: /s/ William L. Rosoff
                                               --------------------------------
                                               Name:  William L. Rosoff
                                               Title: Senior Vice President and
                                                        General Counsel
March 17, 1999






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                                 EXHIBIT INDEX


99.1     Press Release dated March 9, 1999.